UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     August 24, 2005
                                                --------------------------------

 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the
  Pooling and Servicing Agreement, dated as of August 1, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series 2005-LDP3)
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             (Exact name of registrant as specified in its charter)


          New York                 333-126661-01                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                  270 Park Avenue
                  New York, New York                                10167
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                  (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Attached as Exhibit 4 is an amended Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3. On August 24, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3 (the "Certificates"), issued in 27 classes. The Class A-1, Class A-2, Class A-3, Class A-4A, Class A-4B, Class A-SB, Class A-J, Class X-2, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of August 24, 2005 of $2,022,707,616, were sold to J.P. Morgan Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc. and Credit Suisse First Boston LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of August 16, 2005, between the Company and J.P. Morgan Securities Inc., for itself and as representative of the Underwriters. This Form 8-K/A filing replaces, in its entirety, all of the Pooling and Servicing Agreement filed under Item 9.01, Exhibit No. 4, pursuant to Form 8-K, dated August 24, 2005.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

       (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------                         -----------

(EX-4) Pooling and Servicing Agreement (Corrected copy; this Pooling and Servicing Agreement, dated as of August 1, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, CWCapital Asset Management LLC, Wells Fargo Bank, N.A. and LaSalle Bank National Association replaces, in its entirety, all of the Pooling and Servicing Agreement filed on August 24, 2005 under Item 9.01, Exhibit No. 4, pursuant to Form 8-K, dated August 24, 2005).

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 30, 2005

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.

                                       By:    /s/ Dennis Schuh
                                              ----------------------------------
                                              Name:  Dennis Schuh
                                              Title: Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                    Pooling and Servicing                     E
                          Agreement (Corrected copy;
                          this Pooling and Servicing
                          Agreement, dated as of August
                          1, 2005, among J.P. Morgan
                          Chase Commercial Mortgage
                          Securities Corp., GMAC
                          Commercial Mortgage
                          Corporation, CWCapital Asset
                          Management LLC, Wells Fargo
                          Bank, N.A. and LaSalle Bank
                          National Association
                          replaces, in its entirety,
                          all of the Pooling and
                          Servicing Agreement filed on
                          August 24, 2005 under Item
                          9.01, Exhibit No. 4, pursuant
                          to Form 8-K, dated August 24,
                          2005).